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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 6, 2007

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)

       Georgia                      0-23340                 62-0342590
 -----------------------    -----------------------    -----------------------
(State of Incorporation)     Commission File Number       (IRS employer
                                                         identification no.)

          504 Thrasher Street,
           Norcross, Georgia                                   30071
-----------------------------------------          -----------------------------

(Address of principal executive offices)                    (Zip code)

       Registrant's telephone number, including area code: (770) 448-2193


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 - Entry into a Material Definitive Agreement.

On August 6, 2007, Rock-Tenn Company entered into an amendment to its Senior Credit Facility with Wachovia Bank, National Association, as Administrative Agent, and Bank of America, N.A., as Canadian Agent, and the other lenders a party thereto. A copy of the August 6, 2007 press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

   (d)  Exhibits

99.1  August 6, 2007 Press Release


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2007
                                 ROCK-TENN COMPANY


                             By:   /s/ Steven C. Voorhees
                                 -----------------------------------------------
                                 Steven C. Voorhees
                                 Executive Vice-President and Chief Financial
                                 Officer